Exhibit 99.2

 Q3’19 Results & Revitalization Plan  October 30, 2019

 STABILIZE BELOW PREMIUM  This presentation includes “forward-looking statements” within the meaning of the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “anticipate,” “project,” “will,” “outlook,” and similar expressions identify forward-looking statements, which generally are not historic in nature. Although the Company believes that the assumptions upon which its forward-looking statements are based are reasonable, it can give no assurance that these assumptions will prove to be correct. Important factors that could cause actual results to differ materially from the Company’s historical experience, and present projections and expectations are disclosed in the Company’s filings with the Securities and Exchange Commission (“SEC”). These factors include, among others, the impact of increased competition resulting from further consolidation of brewers, competitive pricing and product pressures; health of the beer industry and our brands in our markets; economic conditions in our markets; additional impairment charges; our ability to maintain manufacturer/distribution agreements; changes in our supply chain system; availability or increase in the cost of packaging materials; success of our joint ventures; risks relating to operations in developing and emerging markets; changes in legal and regulatory requirements, including the regulation of distribution systems; fluctuations in foreign currency exchange rates; increase in the cost of commodities used in the business; the impact of climate change and the availability and quality of water; loss or closure of a major brewery or other key facility; our ability to implement our strategic initiatives, including executing and realizing cost savings; our ability to successfully integrate newly acquired businesses; cost reduction strategies, including the 2019 revitalization plan and the estimated range of related restructuring charges and timing of cash charges; pension plan and other post-retirement benefit costs; failure to comply with debt covenants or deterioration in our credit rating; our ability to maintain good labor relations; our ability to maintain brand image, reputation and product quality; and other risks discussed in our filings with the SEC, including our most recent Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. All forward-looking statements in this presentation are expressly qualified by such cautionary statements and by reference to the underlying assumptions. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise.Non-GAAP InformationPlease see our most recent earnings release or visit the investor relations page of our website – www.molsoncoors.com – to find disclosure and applicable reconciliations of non-GAAP financial measures discussed in this presentation.  2  Forward Looking Statements

   Reinvigorating Our Big Brands  3  Introduction  President & Chief Executive Officer Gavin Hattersley    We are one of the world’s leading brewers with beers that have stood the test of time    We are implementing a plan to invest in our brands, making hard choices to unlock resources  In the face of changing consumer behavior and taste, we must change to get to consistent topline growth        We will streamline decision-making, move faster as a company and take calculated risks

 Chief Financial Officer Tracey Joubert

Third Quarter 2019

MOLSON Coors

NSR
(constant currency)

-2.0%


Q3'18
Q3'19

-1.6% YoY YTD'19

UNDERLYING COGS/HL
(constant currency)

+5.9%


Q3'18
Q3'19

+5.8% YoY YTD'19

UNDERLYING EBITDA
(constant currency)

-5.6%


Q3'18
Q3'19

-7.2% YoY YTD'19

KEY TAKEAWAYS

- Strong pricing in all BUs
- Positive global sales mix
- Offset by volume declines
- Inflation, volume deleverage, partially offset by savings
- Lower incentive compensation
- Marketing spend per hectoliter up slightly in Q3 and YTD
- Maintained cash flow focus

Note: Non-GAAP underlying earnings before interest, tax, depreciation and amortization (EBITDA) is calculated by excluding special and other non-core items from the nearest U.S. GAAP earnings. See reconciliation to nearest U.S. GAAP measures on our website. COGS/HL on a financial volume basis in constant currency.

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United States

Q3 2019 Performance

MOLSON Coors


NSR
-2.3%
Q3'18
Q3'19


COGS/HL
+6.6%
Q3'18
Q3'19


UNDERLYING EBITDA
-8.6%
Q3'18
Q3'19

KEY TAKEAWAYS

- Strong pricing, mix positive for first time since Q2 2017
- Unfavorable brand volume and negative impacts of timing of distributor inventory levels
- Inflation, volume deleverage, unanticipated increase in property tax in Golden, partially offset by savings
- Cycling a net benefit from amicable resolution of vendor dispute
- Marketing spend up for premiumization priorities, including Blue Moon, Peroni, Cape Line

Note: Non-GAAP underlying earnings before interest, tax, depreciation and amortization (EBITDA) is calculated by excluding special and other non-core items from the nearest U.S. GAAP earnings. See reconciliation to nearest U.S. GAAP measures on our website. COGS/HL on a financial volume basis.

6

Europe

Q3 2019 Performance

MOLSON Coors



NSR
(constant currency)
+1.7%
Q3'18
Q3'19
COGS/HL
(constant currency)
+3.5%
Q3'18
Q3'19
UNDERLYING EBITDA
(constant currency)
+0.6%
Q3'18
Q3'19

KEY TAKEAWAYS

- Positive pricing and mix
- Volume down slightly
- COGS/HL increase driven by inflation
- Lower incentive compensation
- Higher total marketing investment focused on national champion brands and premiumization

Note: Non-GAAP underlying earnings before interest, tax, depreciation and amortization (EBITDA) is calculated by excluding special and other non-core items from the nearest U.S. GAAP earnings. See reconciliation to nearest U.S. GAAP measures on our website. NSR/HL on a brand volume basis in constant currency. COGS/HL on a financial volume basis in constant currency.

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Canada

Q3 2019 Performance

NSR
(constant currency)


-4.9%
Q3'18
Q3'19

COGS/HL
(constant currency)


+9.7%
Q3'18
Q3'19

UNDERLYING EBITDA
(constant currency)


-12.3%
Q3'18
Q3'19

KEY TAKEAWAYS

- Continued positive pricing
- Lower brand and contract volumes
- Volume deleverage, cycling PY distribution gains, brewery start-up costs and inflation, partially offset by savings
- Lower marketing spend and incentive compensation
- Impairment charge of $668M

Note: Non-GAAP underlying earnings before interest, tax, depreciation and amortization (EBITDA) is calculated by excluding special and other non-core items from the nearest U.S. GAAP earnings. See reconciliation to nearest U.S. GAAP measures on our website. NSR/HL on a brand volume basis in constant currency. COGS/HL on a financial volume basis in constant currency.

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 UNDERLYING EBITDA(USD millions, % constant currency)  NSR (constant currency)  -15.5%  COGS/HL(constant currency)  +6.1%  KEY TAKEAWAYS  +189.7%  9  ____________________Note: Non-GAAP underlying earnings before interest, tax, depreciation and amortization (EBITDA) is calculated by excluding special and other non-core items from the nearest U.S. GAAP earnings. See reconciliation to nearest U.S. GAAP measures on our website. COGS/HL on a financial volume basis in constant currency.   Volume decline driven by Paraguay, India, Puerto Rico, and shipment timingNet sales decrease driven by geographic mixGeographic mix, inflationLower marketing spend and incentive compensation expense  InternationalQ3 2019 Performance

     COST SAVINGS  ~$700M 2017-2019      Mid-single digit percentage increase constant currency  2019 CONSOLIDATED UNDERLYING COGS/HL    2019 CONSOLIDATED INTEREST EXPENSE  $275M +/- 5%    2019 CAPITAL SPENDING  $700M +/- 10%      ~$850M  2019 UNDERLYING D&A      $1.4 billion +/- 10%  2019 UNDERLYING FCF  10  2019 Outlook

 Revitalization Plan

 We Have The Firepower To Succeed Long-Term  We Have The Scale & Brands To Compete Successfully   12    Premium  Economy  Above Premium  Adjacencies  $10.5 billion in net sales revenue Nearly 90 million HL brand volume$2.3 billion in underlying EBITDA $1.3 billion in underlying free cash flow  ____________________Note: For the 12-months ended September 30, 2019

 Outlook and Capital Allocation  Financial Discipline          $700M expected savings from 2017-2019  Cost Savings  Anticipated 3 year average FCF delivery of more than $1.4B (1)  $2.7B debt reduction (2)  Increased dividend by ~40% in September 2019  Strong Cash Flow  Balance Sheet Strength  Strong Cash Return  13  ____________________(1) Fiscal years 2017 - 2019(2) Debt reduction since Q4’16

What Has Affected Molson Coors Performance

MOLSON Coors

Fundamental Changes in Growth Drivers…

- Rapidly shifting drinking preferences and behaviors
- Innovation and direct customer communication led by disruptive brands
- Overall beer losing share to other alcoholic and non alcoholic beverages
- Fast growing segments: Above Premium, Imports and FMBs

…Opportunity to improve

- Increase exposure to growing segments
- Bigger and faster innovations
- Simplify structure and decision making
- Increase brand investments
- Increase marketing spend and innovation capabilities

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 Our Approach To Delivering The Growth Target  Our Revitalization Plan    Strategic  Organizational  Increase investment in marketing and capabilities    Streamline our company to enable growth    Aggressively grow above premiumbeer      Invest in our iconic brands    Expand in adjacencies and beyond beer  15

   16  Reinvigorating Our Big Brands   Invest In Iconic Brands    Accelerating investment behind our largest brandsFocusing on recruitment of new legal drinking age consumersDriving relevance with breakthrough marketingInnovating on core brands to attract new legal age drinkers    Stabilize brand performance and position for sustainable growth

Making Progress on Coors Light, Our Top Priority

MOLSON Coors


THE OFFICIAL BEER OF
Chill
Coors
LIGHT
CELEBRATE RESPONSIBLY

2 billion
PR impressions earned in Q3

- Attracting new legal age drinkers
- Refreshed brand purpose; stronger emotional relevancy
- Breakthrough new creative highlighting new occasions
- Driving talkability in culture

Coors Light Sales Volume % Change (1)


(6.3%)
(4.4%)
(2.4%)
(1.2%)
2018
L52W
L13W
L4W

(1) Nielsen All Outlet as of October 19, 2019.

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   Reinvigorating Our Big Brands   Redefining “Miller Time” For a New Generation  ____________________Nielsen All Outlet as of October 19, 2019.  20 quarters of consecutive segment share gain    18  Miller Lite Volume % Change (1)

         Delivering Customer Excellence   Aggressively Grow Above Premium  +53% Year over Year, fastest growing top-30 import in the us (2)  Blue Moon Belgian White’s Best Quarter since 2017 in the US  19    Over 30% of Europe portfolio is above premium (1)   +40% YTD in Canada (1)  ____________________Internal data. YTD through September 30,2019Nielsen All Outlet through October 19, 2019

        Exciting New Innovation Pipeline for 2020  Develop Above Premium Brands to Enhance Value  Premiumize  Pure light beer – organic ingredientsTo launch in March 2020  The ultimate light beerNational distribution to start in 2020  One-of-a-kind taste, lower caloriesTo launch in 2020    20

         Delivering Customer Excellence   Recent Success Expanding into Adjacencies  Rapid scale-up leveraging distribution platform  Top 10 Growth Brand (2)  Carling Black Fruits Draught +75% Year Over Year (1)    Two #1 New FMB brand franchise in 2018 and 2019  21    Wine spritzers, a light & refreshing alternative to beer, 4 months to market  ____________________Internal data. YTD through September 30,2019Nielsen All Outlet for the 14 weeks ended September 16, 2019

         Delivering Customer Excellence   Strong Pipeline of Additional Adjacencies  Early mover advantagefull portfolio of thc and cbd non-alc beverages  Introducing Vizzy! the First hard seltzer infused with super fruits  22  Iconic brand delivering a low sugar and low calorie recipe    Positive market test results capitalizing on RTD coffee growth

 Molson Coors Beverage Company

 Increase Investment Behind Commercial and M&A Capabilities to Unlock Growth          Targeted Insights and New Forms of Innovation  Precision Marketing  eCommerce  Next-Gen In-House Marketing Capabilities                 Increased Investment in Capabilities  24

   We Are More Powerful Together   Reorganizing to Simplify and Fund Growth  Consolidating operations for the U.S. and CanadaTwo business units: North America and EuropeConsolidating and reorganizing North America office locationsIntegrated and streamlined leadership teamIncremental $150M of cost savings, taking 2020 – 2022 cost savings program to $600M  Delivers nimble, faster moving companyCreates more accountability within the leadership teamAll cost savings reinvested in brand building and organizational capabilities$120M - $180M in costs to achieve synergies, to be spread over the balance of this year, 2020 and 2021    25  Streamlining our company…  …To Support Our Growth

Outlook And Capital Allocation

MOLSON Coors

2020 Guidance	• A Transition Year • Net Sales Revenue expected to be flat to down low-single-digits on a constant currency basis • Underlying EBITDA expected to be down mid-single-digits on a constant currency basis from trailing twelve months [(1)] • Expected Underlying Free Cash Flow of $1.1 billion +/- 10% • Expected Cost Savings upsized from $450M to $600M for the 2020-2022 program
Post-2020 Guidance	• Improvement in Net Sales Revenue expected • Expected Underlying EBITDA to grow in constant currency • Incremental ~$150M Annual Cost Savings, included within the $600M program, expected to be reinvested once achieved
Balance Sheet and Return of Capital	• Intend to maintain investment grade rating • Intend to maintain current dividend payout of 20–25% of trailing annual underlying EBITDA

More Details to Be Provided on 4Q 2019 Call

Note: The change in structure to two business units will not be effective until January 1, 2020, and therefore the resulting financial reporting changes will not be reflected until our first quarter 2020 results

(1) Based on $2,289 million Underlying EBITDA for the 12-months ended September 30, 2019.

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Molson Coors Beverage Company

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